                             EMPLOYMENT AGREEMENT
                             --------------------


          THIS EMPLOYMENT AGREEMENT (this "Agreement") is made and entered into as of this 10th day of March, 1998, by and between HENLOR, INC., a Delaware corporation with an address at c/o Interiors, Inc., 320 Washington Street, Mt. Vernon, New York 10553-1017 (the "Company") and MICHAEL H. GREELEY, residing at 22120 Kinzie Street, Chatsworth, California 91311 ("Employee").

                                   RECITALS
                                   --------

          A. WHEREAS, the Company, Vanguard Acquisition Corp., a Delaware corporation ("Vanguard"), Interiors, Inc., a Delaware corporation ("Interiors") and the shareholders of the Company have entered into that certain Agreement and Plan of Merger dated as of March 10, 1998 (the "Merger Agreement"), pursuant to which Vanguard will be merged with and into the Company;

          B. WHEREAS, pursuant to the terms of the Merger Agreement, the Company and Employee agreed that the Company would enter into an employment agreement with Employee;

          C. WHEREAS, the Company desires to secure the services of Employee, and Employee desires to furnish his services to the Company, on the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Defined Terms.  Terms used in this Agreement in capitalized form
          -------------
which are not defined in this Agreement shall have the same definitions as used in the Merger Agreement.

     2.   Employment.  Upon the terms and subject to the conditions set forth
          ----------
in this Agreement, the Company employs Employee, and Employee accepts such employment.

     3.   Duties Of Employee.
          ------------------

          3.1  General Duties.  During the term of this Agreement, Employee
               --------------
shall serve as an employee of the Company, subject to the provisions of this Agreement and, except as otherwise provided herein, such additional rules and regulations of employment as shall be generally applicable to employees of the Company. Employee shall do and perform services and duties typically performed by a president and chief operating officer of a company, and such other services, consistent with his primary responsibilities, and duties as may be prescribed by the Board of Directors of the Company from time to time.

          3.2  Extent of Services.  Except as may otherwise be agreed in
               ------------------
writing between the Company and Employee, during the term of this Agreement, Employee shall: (a) devote his entire business time, attention, skills and energies to the business of the Company; (b) faithfully and to the best of his ability serve the Company; and (c) not perform any act or take any action inconsistent with his duties to the Company.

          3.3  Location.  Except for business trips necessary or appropriate for
               --------
the proper performance of his services and duties hereunder, Employee shall perform the services contemplated herein in the County of Los Angeles, California.

     4.   Compensation.
          ------------

          4.1  Salary.  In consideration of the services to be rendered by
               ------
Employee hereunder, the Company shall pay or cause to be paid to Employee during the term of this Agreement an annual salary of One Hundred Fifty Thousand Dollars ($150,000), payable in accordance with the Company's normal payroll practices for employees generally. The foregoing salary shall be Employee's sole compensation for all services provided by Employee hereunder.

          4.2  Discretionary Bonuses.  The Board of Directors of the Company
               ---------------------
may, at its sole and absolute discretion, provide discretionary bonuses based upon performance. Performance reviews shall be conducted by the Company at least annually. Employee acknowledges and agrees that the Company shall be under no obligation to award any bonus as a result of any performance review.

          4.2  Deductions; Withholdings.  The salary payable to Employee
               ------------------------
hereunder is the gross amount. The Company shall have the right to deduct or withhold therefrom all taxes and other amounts which may be required to be deducted or withheld under any provision of applicable law (including, without limitation, social security payments, income tax withholdings and other deductions required by law) now in effect or which may become effective any time during the term of this Agreement.

     5.   Employee Benefits.
          -----------------

          5.1  General.  Except as provided in Section 5.2 below, employee shall
               -------
be entitled to coverage and benefits under medical, dental, pension, 401(k)/profit-sharing or other benefit plans generally provided by the Company to its employees.

          5.2  Life and Disability Insurance.  Employee shall be entitled to a
               -----------------------------
maximum reimbursement of Six Thousand Dollars ($6,000) per year for life insurance premiums for life insurance policies currently in effect for Employee. Reimbursements for life insurance premiums shall be made within twenty-one (21) days following the Company's receipt of an expense statement, including, where appropriate, all original statements of charges and proof of payment. In addition, Employee shall be entitled to coverage under the Company's current long term disability insurance policy offered to key executives; provided, however, that should the Company discontinue such insurance Employee shall receive payment in an amount equal to that portion of the long term disability insurance premiums in effect at the time of discontinuance which is attributable to Employee. Employee acknowledges and agrees that the foregoing is in lieu of coverage under any other life and/or disability insurance offered by the Company to any of its employees.

          5.3  Vacation and Sick Time.  Until changed in writing by the Company,
               ----------------------
Employee shall be entitled to (a) two (2) weeks of paid vacation, which shall be taken in accordance with the Company's written vacation policy, and (b) seven
(7) days of paid sick leave for personal illness, which shall be used in accordance with the Company's written sick leave policy and which shall not be carried forward from year to year or converted to cash or vacation days, during each year of employment with the Company.

          5.4  Holidays.  Employee shall be entitled to such paid holidays as
               --------
are designated by the Company.

          5.5  Automobile; Automobile Insurance.  Employee shall receive payment
               --------------------------------
in the amount of One Thousand Dollars ($1,000) per month for all automobile leasing, automobile insurance and all other automobile related expenses (including without limitation mileage), payable in accordance with the Company's normal payroll practices for employees generally. Employee acknowledges and agrees that such payment shall be used solely for automobile leasing, insurance and related expenses.

     6.   Term.  The term of this Agreement and Employee's employment with the
          ----
Company shall commence on the Closing Date and shall continue for a period of five (5) years, unless sooner terminated pursuant to Section 7 below.

     7.   Termination.
          -----------

          7.1  Termination For Cause.  Employee understands and agrees that this
               ---------------------
Agreement and the employment relationship may be terminated immediately by the Company for "cause," upon written notice to Employee in the manner set forth in
Section 10.3 below. "Cause" shall mean (a) habitual inattention to, neglect of or unwillingness to perform Employee's duties, (b) failure or refusal to follow any reasonable directive of the Board of Directors of the Company, if such failure or refusal is not cured within seven (7) business days after the Company's written notice to Employee of such failure or refusal, (c) commission of any act punishable by criminal penalty, except for routine traffic offenses or other similar offenses which do not reflect negatively on Employee's ability or capability to perform his services hereunder and which do not violate Clauses
(d) or (e) of this Section 7.1, or any act involving gross negligence by Employee, (d) commission of any other act reasonably likely to affect adversely the business or reputation of the Company, if such conduct is not corrected within seven (7) business days after the Company's written notice to Employee of such conduct, (e) breach of any material term or condition of this Agreement, if such breach is not cured within seven (7) business days after the Company's written notice to Employee of such breach, and/or (f) two (2) or more violations of Clauses (b), (d) or (e) during any twelve (12) month period. Upon termination of Employee for "cause," the Company shall promptly pay to Employee all accrued compensation which has been earned but not paid as of the date such termination occurs.

          7.2  Termination Without Cause.  Employee understands and agrees that,
               -------------------------
should the Company deem it necessary or advisable, this Agreement and the employment relationship may be terminated immediately by the Company without "cause" (as defined above), upon written notice to Employee in the manner set forth in Section 10.3; provided that Employee shall be entitled to continued compensation at the compensation level, including benefits but excluding bonuses, and according to the payment periods in effect at the time of such termination for the remainder of time, if any, in the period which consist of the first two (2) years after the Closing Date and seventy percent (70%) of his compensation at the compensation level, including benefits but excluding bonuses, and according to the payment periods in effect at the time of such termination for the remainder of time, if any, in the period which consists of years three (3) through five (5) after the Closing Date; provided further that Employee shall not continue to accrue paid time off for vacation, sick days or holidays. With respect to benefits continued after termination pursuant to this
Section 7.2, the Company shall have the option to either continue the benefits or pay to Employee the amount of the insurance premiums or other benefits in effect at the time of termination.

          7.3  Death.  In the event of the death of Employee during the Term,
               -----
the Company shall pay, or cause to be paid, to any one or more beneficiaries designated by Employee pursuant to notice to the Company or, failing such designation, to Employee's estate, the salary provided for herein through the date on which Employee's death occurs.

          7.4  Disability.  In the event that Employee shall become, by reason
               ----------
of physical or mental disability, incapable of performing his duties and services in accordance with the provisions of Section 3 hereof, and such incapacity(ies) shall continue for an aggregate period of ninety (90) days during any twelve (12) month period, the Company shall have the right to terminate Employee's employment hereunder by giving him written notice of such termination and, thereafter, Employee's employment hereunder shall immediately terminate. In the event of such termination, the Company shall continue to pay, or cause to be paid, to Employee the salary provided for herein through the date such termination occurs.

          7.5  Termination by Employee.  This Agreement may be terminated
               -----------------------
immediately by Employee upon written notice to the Company in the manner set forth in Section 10.3 below in the event of: (a) the appointment of an assignee, referee, receiver or trustee for the Company or upon the adjudication and bankruptcy or the liquidation of the Company or (b) breach of any material term or condition of this Agreement by the Company, if such breach is not cured within seven (7) business days after Employee's written notice to the Company of such breach. A termination by Employee of this Agreement pursuant to the provisions of this Section 7.5 shall be deemed to be a termination under Section
7.2 above.

          7.6  No Additional Compensation.  Except as expressly provided in this
               --------------------------
Section 7, Employee acknowledges and agrees that he will not be entitled to any additional compensation as a result of the termination of this Agreement or his services hereunder.

          7.7  Effect of Termination.  Upon termination or expiration of this
               ---------------------
Agreement, Employee shall immediately surrender to the Company all lists, books, records, materials and documents, together with all copies thereof, and all other property in his possession or under his control, relating to or used in connection with the past or present business of the Company, or Henlor or any affiliate or subsidiary of Henlor. Employee acknowledges and agrees that all such lists, books, records, materials and documents, including without limitation compilations or collections of suppliers', contractors', employees' and customers' names and addresses, are the sole and exclusive property of the Company.

     8.   Nondisclosure; Ownership and Protection of Proprietary Rights.
          -------------------------------------------------------------

          8.1  Nondisclosure.  Employee shall not at any time during the term of
               -------------
this Agreement or thereafter, either directly or indirectly, disclose or divulge to any other person, firm or corporation the names, addresses, preferences, prices being charged or any other confidential information concerning or relating to any of the former or existing suppliers, contractors, vendors or customers of the Company or any affiliate or subsidiary of the Company (collectively, the "Customers") with respect to the past, present or future business of the Company or any affiliate or subsidiary of the Company, or any secret, proprietary or confidential information concerning or relating to the past, present or future business of the Company or any affiliate or subsidiary of the Company (collectively, "Confidential Information"), and he will not divert or attempt to divert any of the Customers or do any act to impair, prejudice or destroy the goodwill of the Company with the Customers.

          8.2  Ownership of Intellectual Property.  Employee acknowledges and
               ----------------------------------
agrees that all intellectual property (including without limitation all ideas, concepts, inventions, plans, developments, software, data, configurations, materials (whether written or machine-readable), designs, drawings, illustrations and photographs, which may be protectable, in whole or in part, under any patent, copyright, trademark, trade secret or other intellectual property law), developed, created, conceived, made or reduced to practice during his employment with the Company which (a) relate to the current, future or potential business of the Company, (b) result from the duties or work performed by Employee hereunder, or (c) are developed during working time or using the Company's equipment, supplies, facilities, resources, materials or information, shall be the sole and exclusive property of the Company and Employee shall and hereby does assign all right, title and interest in and to such intellectual property to the Company.

          8.3  Nonsolicitation.  Because Employee's solicitation of the
               ---------------
Customers or employees/contractors of the Company under certain circumstances would necessarily involve the use or disclosure of Confidential Information, Employee shall not, either directly or indirectly, at any time during the term of this Agreement and for a period of three (3) years from the date of termination or expiration of this Agreement (a) call on, solicit or take away, or attempt to call on, solicit or take away, any past or present Customers of the Company, (b) employ, hire or solicit the employment of any person employed by the Company, (c) do any act to impair, prejudice or destroy the goodwill of the Company or to prejudice or impair the relationship or dealing between the Company and the Customers or between the Company and any of its employees/contractors, or (d) assist any other person, firm or corporation in any such acts; provided that Employee's post-termination obligations under this
Section 8.3 shall not apply if this Agreement is terminated by Employee either as a result of an uncured, material breach of this Agreement by the Company or bankruptcy of the Company, or the failure of the Company to continue to make payments to Employee in the event of the Company's termination of Employee in accordance with the provisions of Section 7.2 hereof. Henlor shall have the right to cure any breach or failure identified above within seven (7) business days after the Company's receipt of Employee's written notice to the Company of such breach or failure; provided that the Company shall lose its right to cure under this Section 8.3 if the Company materially breaches this Agreement or fails to pay more than three (3) times during any twelve (12) month period.

          8.4  Noncompetition.  Employee shall not, at any time during the term
               --------------
of this Agreement, be or become (a) interested or engaged in any manner, directly or indirectly, in any county and/or city in the United States of America or any county or political subdivision in any state or country in the world, either alone or with any person, firm or corporation now existing or hereafter created, in any business, trade or other enterprise substantially similar to or which is or may be directly or indirectly competitive with the past, present or future business of the Company (the "Business") or (b) directly or indirectly, a stockholder, bondholder, officer, director or employee of, or in any manner associated with, or aid or abet or give information or financial assistance to any business which is or may be competitive with the Business; provided that nothing contained in this Section 8.4 shall prevent Employee from acquiring or holding, as a passive investment, not more than five percent (5%) of the outstanding capital shares of any publicly held corporation engaged in such business. Employee represents and warrants that as of the date hereof, Employee does not own more than five percent (5%) of the outstanding capital shares of any publicly held corporation engaged in a business which is or may be competitive with the Business.

          8.5  Survival.  Except as expressly provided above, the provisions of
               --------
this Section 8 shall survive the termination of this Agreement, irrespective of the reason therefor.

     9.   Relief.  Employee acknowledges that (a) the services to be rendered
          ------
by him are of a special, unique and extraordinary character and it would be very difficult or impossible to replace such services, (b) the provisions of Section 8 are reasonable and necessary to protect the legitimate interests of the Company, (c) the restrictions contained in Section 8 will not prevent Employee from earning or seeking a livelihood, (d) the restrictions contained in Section 8 shall apply in all areas where such application is permitted by law and (e) any violation of this Agreement by Employee would result in irreparable harm to the Company. Accordingly, Employee consents and agrees that, if he violates any of the provisions of this Agreement, the Company shall be entitled to, in addition to other remedies available to it, an injunction to be issued by any court of competent jurisdiction restraining him from committing or continuing any violation of this Agreement, without the need to post any bond or for any other undertaking, including without limitation proving the inadequacy of money damages.

          In the event that the whole or any part of the provisions of Section 8 hereof shall be determined to be invalid by reason of the extent, duration, scope or other provision set forth therein, the extent, duration, scope or other provision of that section shall be reduced so as to cure such invalidity and in its reduced form the provisions of Section 8 shall be enforceable in the manner contemplated hereby. The provisions of this Section 9 shall survive the termination of this Agreement, irrespective of the reason therefor.

     10.  Miscellaneous.
          -------------

          10.1  Waiver of Breach.  Neither party's failure to enforce any
                ----------------
provision or provisions of this Agreement shall be deemed or in any way construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every provision of this Agreement. The rights granted the parties herein are cumulative and shall not constitute a waiver of any party's right to assert all other legal remedies available to it under the circumstances.

          10.2  Successors; Assigns.  The Company shall be entitled to assign
                -------------------
its rights and obligations hereunder; provided that such assignment does not (a) materially impair Employee's material rights hereunder and (b) impair the continuing obligation of Interiors to guarantee the Company's payment obligations to Employee under this Agreement. Employee shall not assign any of his rights or obligations under this Agreement without the prior written consent of the Board of Directors of the Company. Subject to the foregoing, the provisions of this Agreement shall be binding upon and inure to the benefit of the heirs, legal representatives, executors, successors and assigns of Employee and the Company.

          10.3  Notices.  All notices and other communications which are
                -------
required or permitted to be given under this Agreement shall be in writing and shall be deemed to be sufficiently given (a) if delivered personally, upon delivery and (b) if delivered by registered or certified mail (return receipt requested), postage prepaid, upon the earlier of actual delivery or upon three
(3) days after being mailed, in each case to Employee or the Company at the address set forth at the beginning of this Agreement. Either party may, by notice given hereunder, designate any further or different address to which subsequent notices or other communications shall be sent.

          10.4  Severability.  If any term or provision of this Agreement is
                ------------
held to be void or unenforceable by any court of competent jurisdiction, only that objectionable term or provision shall be deleted herefrom while the remainder of the term, provision and agreement shall be enforceable.

          10.5  Governing Law.  This Agreement shall be governed by and
                -------------
construed in accordance with the internal, substantive laws of the State of California. Venue of any "Proceeding" (as defined below) shall be exclusively in the County of Los Angeles in the foregoing state, and both parties hereby consent and agree to such exclusive venue.

          10.6  Attorneys' Fees.  In the event any litigation, arbitration,
                ---------------
mediation or other proceeding ("Proceeding") is initiated by any party against any other party to enforce, interpret or otherwise obtain judicial or quasi-judicial relief in connection with this Agreement, the prevailing party or parties in such proceeding shall be entitled to recover from the unsuccessful party or parties all costs, expenses and reasonable attorneys' fees relating to or arising out of such Proceeding (whether or not the Proceeding results in a judgment), including any post-judgment or post-award Proceeding, including, without limitation, one to enforce any judgment or award resulting from any such Proceeding. Any such judgment or award shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses and reasonable attorneys' fees.

          10.7  Arbitration of Disputes.  All disputes between Employee and the
                -----------------------
Company or any related person or party are to be resolved by final and binding arbitration in accordance with the Mutual Agreement to Arbitrate Claims attached as Exhibit A to this Agreement, except as provided in such Arbitration Agreement.

          10.8  Counterparts.  This Agreement may be executed simultaneously in
                ------------
two (2) or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one (1) and the same instrument. Furthermore, facsimiles of signatures may be taken as the actual signatures, and each party agrees to furnish the other with documents bearing the original signatures within ten (10) days of the facsimile transmission.

          10.9  Complete Agreement; Amendments.  This Agreement, including the
                ------------------------------
exhibit, contains the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes any prior agreements and understandings relating thereto. This Agreement may not be waived, changed, modified, extended or discharged orally, but only by a written instrument signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day and year first above written.


The "Company"

HENLOR, INC.



By: /s/ Max Munn
   ------------------------------------------
   Max Munn
   President



"Employee"


/s/ Michael H. Greeley
---------------------------------------------
Michael H. Greeley

The undersigned hereby unconditionally guaranties the performance of the Company's compensation and benefits obligations to Employee.



INTERIORS, INC.



By: /s/ Max Munn
   ---------------------------------------------
   Max Munn
   President

                                   EXHIBIT A



                    "Mutual Agreement to Arbitrate Claims"
                     ------------------------------------



                                 See Attached